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                                                                    Exhibit 23.2


                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Kirkland's Inc., and Affiliates:

We consent to the use of our report included herein and to the reference to our firm under the headings "Experts" and "Selected Combined Financial Data" in the Prospectus.



                                       /s/ KPMG Peat Marwick LLP
                                       --------------------------
                                       KPMG Peat Marwick LLP


Memphis, Tennessee
November 10, 1998